12.30.2016 SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Third Quarter 2016

2 Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by the forward-looking statements are: (1) the effects of regulation and policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Consumer Financial Protection Bureau, including changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve, the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; banking, capital and liquidity, regulations and policies and the application and interpretations thereof by regulatory bodies, and the impact of changes in and interpretations of generally accepted accounting principles in the United States of America; (2) the strength of the United States economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non- performing assets, charge-offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; (5) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (6) SHUSA’s ability to manage changes in the value and quality of its assets, changing market conditions that may force management to alter the implementation or continuation of cost savings or revenue enhancement strategies and the possibility that revenue enhancement initiatives may not be successful in the marketplace or may result in unintended costs; (7) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements and expectations; (8) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional costs on SHUSA and expose SHUSA to increased operational risk; (9) changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of SHUSA as a suitable service provider or counterparty; (10) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; (11) SHUSA's ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (12) the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, which is a significant development for the industry, the full impact of which will not be known until the rule-making processes mandated by the legislation are complete, although the impact has involved and will involve higher compliance costs that have affected and will affect SHUSA’s revenue and earnings negatively; (13) SHUSA's ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meets regulatory expectations; (14) competitors of SHUSA that may have greater financial resources or lower costs, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA;

3 Disclaimer (cont.) (15) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (16) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (17) adverse publicity, whether specific to SHUSA or regarding other industry participants or industry- wide factors, or other reputational harm; and (18) SHUSA’s success in managing the risks involved in the foregoing. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), or Santander Consumer Holdings USA, Inc. (“SC”) in any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. On February 18, 2014, the Federal Reserve issued the final rule implementing certain of the enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Final Rule") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company ("IHC"). Due to its U.S. non-branch total consolidated asset size, Santander was subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non- bank subsidiaries previously outside SHUSA to SHUSA, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp, Banco Santander International (“BSI”), Santander Investment Services, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. As these entities were and are solely owned and controlled by Santander prior to and after July 1, 2016, in accordance with Accounting Standards Codification 805, the transaction has been accounted for under the common control guidance which requires SHUSA to recognize the assets and liabilities transferred at their historical cost of the transferring entity at the date of the transfer. Additionally, as this transaction represents a change in reporting entity, the guidance requires retrospective combination of the entities for all periods presented in the financial statements as if the combination had been in effect since inception of common control. The entities transferred approximately $14.1 billion of assets and approximately $11.8 billion of liabilities to SHUSA on July 1, 2016. The transfer added approximately $69.9 million and $68.8 million of net income to SHUSA for the nine-month periods ended September 30, 2016 and 2015 after the financial statements have been recast to reflect the operations of the commonly controlled entities for all periods presented as a change in reporting entity. Historical financial information in this presentation has not been consistently recasted to reflect the above financial reporting requirements.

4 Santander Bank Santander Consumer USA Santander Puerto Rico Banco Santander International Santander Investment Securities SHUSA is a bank holding company (“BHC”) headquartered in Boston, MA and is wholly owned by Santander (NYSE: SAN) Introduction • SHUSA consists of: • Well established banking franchises in the Northeast and Puerto Rico • A nationwide auto finance business • A wholesale broker-dealer in New York • International Private banking business • Regulated by the Federal Reserve • SEC registered1 12SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov. Filings are also accessible through SHUSA’s website at www.santanderus.com

5  Corporate Structure1 Santander Holdings USA, Inc. $139.2BN Assets Santander Bank, N.A. $85.5BN Assets Santander Consumer USA Holdings Inc. $38.7BN Assets On July 1, 2016, SHUSA became the IHC for Santander’s U.S. operations 1Balances as of September 30, 2016 2Puerto Rico = includes Banco Santander Puerto Rico and SSLLC “Approximately 58.9% ownership Banco Santander, S.A. Puerto Rico2 $5.3BN Assets BSI $7.2BN Assets SIS $1.4BN Assets 100% ownership 100% ownership Added to SHUSA effective July 1, 2016

6 3Q16 Executive Summary1 Liquidity and Funding Capital Balance Sheet 1Data as of 9/30/16 unless otherwise noted 4Liquidity Coverage Ratio 2Includes non controlling interest 3YTD 2016 includes $69.9MM in net income from the IHC entities consolidated on July 1, 2016 Earnings Credit Quality  SHUSA 3Q16 net income $226MM2, YTD 2016 net income $611MM2,3  SHUSA 3Q16 net interest margin of 5.87%  In July 2016 SHUSA added $14.1BN in assets and $11.8BN in liabilities through the consolidation of U.S. entities for the formation of the IHC  YTD 2016 SHUSA’s balance sheet has increased by $11BN as the IHC assets were partially offset by lower assets at SBNA due to balance sheet optimization  SHUSA as a holding company has $4.0BN cash on hand  SHUSA’s LCR4 at end of 3Q16 is in excess of regulatory requirement  SC has $36.8BN in committed funding, of which $31.9BN was in use at 3Q16  Common Equity Tier 1 (CET1) 14.1%; 13.4% under U.S. Basel III fully phased-in  CET1 increased by 1.7% from 2Q16, primarily due to the IHC consolidation  SBNA’s non-performing loans (“NPLs”) and criticized balances have steadily decreased since 1Q16, when they increased due to the energy finance portfolio  90 SC asset-backed securities (“ABS”) tranches totaling $7.1BN were upgraded by Moody’s, S&P, and Fitch during 3Q16  SC delinquencies increased YoY primarily due to 2015 vintage loans

Significant Developments

7

- **IHC:** On July 1, 2016, SHUSA completed the formation of the IHC by assuming ownership of most U.S. entities formerly owned by Santander. The impact on SHUSA was:

IHC Entity Impact	BSI	Puerto Rico	SIS	Other[1]	Total
Total Assets	**$7.2BN**	**$5.3BN**	**$1.4BN**	**$0.2BN**	**$14.1BN**
Cash	$3.6BN	$1.0BN	$1.0BN		$5.6BN
Loans	$3.4BN	$4.0BN			$7.4BN
Deposits	$5.5BN	$4.2BN			$9.7BN
Equity	$1.0BN	$1.0BN	$0.2BN	$0.1BN	$2.3BN

- **SBNA Net Interest Margin ("NIM") Improved from 2.19% at 4Q15 to 2.33% at 3Q16**
  - Deposit repricing initiatives conducted in 2016 have reduced SBNA's deposit cost by 8bps from 0.47% in 4Q15 to 0.39% in 3Q16
  - Through 3Q16 SBNA has terminated $3.1BN of legacy Federal Home Loan Bank ("FHLB") borrowings which had a weighted average rate of 3.93%
- **Moody's downgrade**: On October 18, 2016, Moody's downgraded SHUSA's long-term debt rating from Baa2 to Baa3 and changed SHUSA's outlook from negative to stable. SBNA's ratings were not affected.
- **Delayed Financial Statement Filings**: See next slide for more information on the delayed financial filings by SHUSA and SC

[1]Includes other small entities that were consolidated such as Santander Securities LLC

Santander

8 Delayed Financial Filings  In August 2016, SHUSA and SC disclosed1 that their 2Q16 Forms 10-Q would be delayed as SC was working with its current and former independent registered public accountants as well as the SEC to address certain accounting matters  The accounting matters primarily related to SC’s discount accretion and credit loss allowance methodologies, and the related control considerations  On September 23, 2016, SC and SHUSA disclosed2 that they would be restating financial disclosures for the full years 2013, 2014 and 2015, and 1Q16  Restatements would address the accounting matters cited in the August 2016 notices  SC provided preliminary restated results which showed no material impact from the restatements. SC also provided preliminary 2Q16 results  On October 27, 2016, SC published final restated results and 2Q16 Form 10-Q3  Both the restated results and the 2Q16 Form 10-Q had immaterial changes to the preliminary results provided on 9/23/16  On November 9, 2016 SC filed its 3Q16 Form 10-Q in a timely fashion  On December 7, 2016 SHUSA filed its restated results and the Form 10-Q for 2Q16.  On December 12, 2016 SHUSA filed the Form 10-Q for 3Q16 1SC Form 8-K filed 8/16/16 and SHUSA Form 8-K filed 8/23/16 2SC Form 8-K and SHUSA Form 8-K filed 9/23/16 3SC Form 8-K filed 10/27/16

9 Quarterly Profitability1 1Periods prior to 3Q16 have not been re-casted for the IHC consolidation 2 Net Income includes noncontrolling interest  3Q16 results reflect addition of IHC entities  4Q15 results reflect $4.5BN (pre-tax) goodwill impairment charge Pre-Tax Pre-Provision Income/(Loss) ($MM) Net Income/(Loss) ($MM)2 Net Interest Income ($MM) Pre-Tax Income/(Loss) ($MM) *3Q15 - excludes $96MM tax provision 1,264 (3,647) 1,032 985 1,022 -3,500 -2,500 -1,500 -500 500 1,500 3Q15 4Q15 1Q16 2Q16 3Q16 1,633 1,605 1,616 1,586 1,621 6.33% 6.12% 6.16% 6.06% 5.87% 0 500 1,000 1,500 2,000 3Q15 4Q15 1Q16 2Q16 3Q16 NII Net Interest Margin 327 (4,704) 150 388 334 (500) (350) (200) (50) 100 250 400 3Q15 4Q15 1Q16 2Q16 3Q16 126 (3,665) 85 253 226 222* (500) (375) (250) (125) - 125 250 3Q15 4Q15 1Q16 2Q16 3Q16

10 2 18% 11% 4% 7% 8% 8% 15% 5% 5% 3% 16% Balance Sheet Overview (September 30, 2016) 9% 6% 4% 5% 4% 7% 6% 19% 13% 7% 18% Investments Auto Loans 2% Cash Non Interest- Bearing Demand Deposits Other Assets C&I CRE Residential Mortgage Other Loans Operating Lease Assets Goodwill Home Equity Multi-Family $139.2BN Assets $116.8BN Liabilities $22.4BN Equity Interest- Bearing Demand Deposits Secured Structured Financings Equity Other Liabilities FHLB Money Market Certificates of Deposit Savings Revolving Credit Facilities Other Borrowings  Cash and Non-interest bearing DDA increases reflect IHC consolidation  Reduction in investments and FHLB due to SBNA balance sheet optimization

11 2 Balance Sheet Trends: Overview1 $131 $128 $131 $126 $139 ASSETS LIABILITIES & EQUITY $ in Billions Q316 balance sheet increase reflects the IHC consolidation in July 2016 $131 $128 $131 $126 $139 1Periods prior to 3Q16 have not been re-casted for the IHC consolidation

12 2 2 Balance Sheet Trends: Loans and Leases1 $90 $91 $93 $93 $100 $ in Billions 3Q16 growth of $7BN due to IHC consolidation 1Periods prior to 3Q16 have not been re-casted for the IHC consolidation

13 2 2 Balance Sheet Trends: Deposits1 $56 $56 $57 $56 $68 $ in Billions 3Q16 increase reflects $10BN from IHC consolidation as well as continued growth in deposits at SBNA 1Periods prior to 3Q16 have not been re-casted for the IHC consolidation

14

SBNA: Asset Quality

NPLs and Criticized Balances continued to contract after the increase in 1Q16

Non-Performing Loans[1]



-12%
$ MM
$696
$619
$590
$515
$497
$513
$710
$687
$615
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

Criticized Balances[2]



Criticized Balances
Criticized Ratio
$ MM
$2,054 $1,980 $1,972 $2,073 $2,171 $2,333 $2,626 $2,376 $2,337
4.08% 3.92% 3.78% 3.95% 4.09% 4.35% 4.81% 4.36% 4.42%
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

Annualized Net Charge off Ratio[3]



Annualized NCO = Quarterly NCO*4
0.92% 0.23% 0.26% 0.31% 0.20% 0.43% 0.12% 0.15% 0.25%
0.36% 0.49% 0.36% 0.35% 0.36% 0.38% 0.39% 0.41% 0.43%
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16
Santander Bank
Large Banks**

Texas Ratio[4]



17.3% 16.2% 15.1% 14.5% 13.9% 14.0% 14.3% 13.7% 13.1%
10.8% 10.1% 9.3% 8.5% 7.9% 8.6% 10.7% 10.3% 9.6%
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16
Santander Bank
Large Banks**

**Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC

[1]NPLs = Nonaccruing loans *plus* accruing loans 90+ DPD;

[2]Criticized = loans that are categorized as special mention, substandard, doubtful, or loss

[3]3Q14 reflects charge offs relating to troubled debt restructuring ("TDR")/NPL sale; excluding sale 3Q14 would have been 0.47%

[4]See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio

Santander

15 2 2 84.0% 90.6% 93.2% 111.3%114.6% 119.4% 106.5% 98.6% 100.2% 106.0% 120.0%118.6%120.6%115.3%113.2%110.6% 109.0% 110.4% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Santander Bank Large Banks** Reserve Coverage (ALLL/NPL2) 1.16% 1.18% 1.17% 1.07%1.07% 1.17%1.21%1.21% 1.16% 1.29%1.26%1.28%1.31%1.34% 1.36%1.39% 1.27% 1.26% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Santander Bank Large Banks** ALLL to Total Loans NPL Ratio Delinquency1 1.16%1.22% 1.13% 0.98%0.94% 0.96% 1.26% 1.30%1.38% 1.22%1.26% 1.36% 1.29% 1.25% 1.18% 1.17% 1.14% 1.28% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Santander Bank Large Banks** 0.54% 0.43% 0.37%0.40% 0.47%0.42%0.46% 0.56% 0.39% 0.76% 0.86%0.83%0.79%0.86% 0.95%0.96% 0.75% 0.76% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q 6 Santander Bank Large Banks** SBNA: Asset Quality (cont.) **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD 2NPLs= Nonaccruing loans plus accruing loans 90+ DPD SBNA’s credit metrics continue to compare favorably to peers

16 2 2 SC: Asset Quality – Provisions and Reserves 3,436 177 144 34 (125) (253) 3,413 3000 3100 3200 3300 3400 3500 3600 3700 3800 3900 Q2 2016 New Volume TDR Migration Performance Adjustment Qualitative Reserve Liquidations & Other Q3 2016 Q2 2016 to Q3 2016 ALLL Reserve Walk ($ in millions) 724 851 660 512 610 11.1% 11.9% 12.0% 12.6% 12.4% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 0 100 200 300 400 500 600 700 800 900 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Provision Expense and Allowance Ratio ($ in mill ions) Provision for credit losses Allowance Ratio  Allowance to loans ratio decreased to 12.4% QoQ  Provision for credit losses decreased YoY primarily driven by the recording of the provision for credit losses on the personal loan portfolio in prior year  Excluding the impact of personal loans, provision for credit losses decreased $8 million YoY  QoQ allowance decreased $23 million  Liquidations and removal of qualitative adjustment partly offset by new volume and TDR migration 1 TDR Migration – additional allowance coverage required for loans now classified as TDRs

17 8.1% 9.1% 6.9% 9.0% 9.2% 3.8% 4.4% 3.1% 4.2% 4.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 31-60 61+ 2 SC: Credit Quality – Loss and Delinquency 15.4% 16.6% 16.3% 14.2% 17.2% 8.2% 8.9% 7.6% 5.7% 8.7% 47% 47% 53% 60% 49% 0% 10% 20% 30% 40% 50% 60% 70% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Credit: Individually Acquired Retail Installment Contracts, Held for Investment Gross Charge- off Ratio Net Charge-off Ratio Recovery Rate (as % of recorded investment)  YoY delinquency increased for each delinquency bucket  Primary drivers:  2015 originations more nonprime in nature  Slower portfolio growth  YoY gross loss increased 180 basis points  Primary drivers:  2015 originations more nonprime in nature  Slower portfolio growth  Recovery rates and net losses in Q2 2016 benefited by proceeds from bankruptcy sales1 1 Excluding bankruptcy sales, recovery rates would have been 59%

18 2 2017 2018 2019 2020 … 2025 … … 2036 Perp Wholesale Funding Profile1 Trust Pref $150 Sr Debt 4.625% Sr Debt 3.0% Sr Debt 3.45% 20 6 2017 2018 2019 Perp 4.8 2.4 10.8 8.3 8.8 8.8 12.4 12.4 Utilized $31.9 SC ($BN) Public Sec Committed FHLB Bank Debt HoldCo Debt 3rd Party Rev Santander2 Trust Pref Pref Stock Sr Debt 4.6% Sr Debt 3M+ 145 REIT Pref 12.2% FHLB 0.6% FHLB 0.7% FHLB 0.8% $0.18 $2.7 $0.2 $4.2 Public Sec $36.8 $0.6 $0.5 $0.22 $0.2 1As of September 30, 2016 2$0.3BN difference in Santander balance between SHUSA and SC charts reflects $0.3BN facility between SHUSA and SC that is eliminated at the consolidated level $46.8 $44.4 $1.0 Sr Debt 2.65% FHLB 1.7% Private Amort. SBNA ($BN, % yield) SHUSA HOLDCO ($BN, % yield) SHUSA ($BN) $1.1 Sr Debt 4.5% Debt 4.2% $0.6 Private Amort. 3rd Party Rev Santander2 Holding company funding will be driven by total loss-absorbing capacity (“TLAC”) and liquidity risk management $1.0 Sr Debt 2.7% FHLB

FRB Final TLAC Rule

19

- The Federal Reserve Board ("FRB") published its final rule for TLAC on December 15, 2016[1]
- The FRB TLAC rule will require SHUSA to meet the following:
  - TLAC requirement of 20.5% of risk-weighted assets ("RWA") by January 1, 2019
  - Long term debt ("LTD") requirement of 6.0%[2] of RWA by January 1, 2019
    - SHUSA, as an IHC under a multiple point of entry ("MPOE") resolution strategy, can meet the LTD requirement by issuing debt both externally and internally[3]
- The final rule grandfathers debt issued prior to 12/31/2016 to qualify for LTD and TLAC

Illustration



20.5%
Mature or callable prior to 2020
1.5%
13.4%
4.5%
LTD = 6% of RWA
CET1
Pfd: $0.2BN 7.3% Pfd
Debt: $0.6BN 2.1% due 2017
Debt: $0.5BN 3.45% due 2018
Debt: $1.0BN 2.70% due 2019
Debt: $1.0BN 2.65% due 2020
Debt: $1.1BN Sr. 4.5% due 2025
Current
Debt Issued
TLAC 1/1/19
Common Equity Tier 1 ("CET1")
New TLAC Debt
Sr. Debt < 2020
Sr. Debt > 2020

[1]The original FRB TLAC proposal was published on October 30, 2015
[2]The original FRB TLAC proposal required 7% of RWA for LTD
[3]TLAC proposal required that IHCs such as SHUSA could only issue debt internally to meet TLAC

Santander

20 2 2 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis 2Periods prior to 3Q16 have not been re-casted for the IHC consolidation 3Fully phased-in under the standardized approach - see SHUSA 3Q16 Form 10-Q  Increase in capital ratios from 2Q16 to 3Q16 primarily due to IHC consolidation  Under fully phased-in US Basel III rule,3 CET1 ratio as of 3Q16 was 13.4% Capital Ratios1,2 Tier 1 Leverage Tier 1 risk based Common Equity Tier 1 Total Risk Based 12.1% 12.0% 11.9% 12.4% 14.1% 3Q15 4Q15 1Q16 2Q16 3Q16 11.9% 11.6% 11.5% 11.6% 12.5% 3Q15 4Q15 1Q16 2Q16 3Q16 13.4% 13.5% 13.4% 14.0% 15.7% 3Q15 4Q15 1Q16 2Q16 3Q16 15.3% 15.3% 15.3% 15.8% 17.6% 3Q15 4Q15 1Q16 2Q16 3Q16

21 2 2 SHUSA’s capital ratios remain at the top of peers Capital Ratios Peer Comparison (as of 9/30/16) CET1 Tier 1 Risk-Based Capital (“RBC”) Total RBC Tier 1 Leverage - - - - Peer Median

22 2 2 Rating Agencies Santander Bank Te S&P Moody’s Short Term Deposits A-2 P-1 Senior Debt BBB+ Baa2 Outlook Stable Stable SHUSA S&P Moody’s N/A N/A BBB+ Baa3 Stable Stable  On August 5, 2016, S&P affirmed SHUSA’s and SBNA’s ratings of A-2/BBB+/stable  On October 18, 2016, Moody’s downgraded SHUSA’s senior debt rating by 1 notch from Baa2 to Baa3 and moved SHUSA’s outlook from negative to stable  On October 18, 2016, Moody’s affirmed SBNA’s ratings at P-1/Baa2 and the outlook at stable October 30, 2016 Banco Santander S&P Moody’s A-2 P-2 A- A3 Stable Stable

Appendix

24 2 2 Santander U.S. Web site SantanderUS.com At-a-Glance • Up-to-date key Santander US information in one institutional website • 6 sections: • About Us • Structure and governance • Board of Directors • Management • Financial Services • Investor and Shareholder Relations (includes link to SEC filings and fixed-income investor presentations) • Media Relations • Communities • Careers • Links to U.S. business units WWW.SANTANDERUS.COM

25 2 2 Consolidating Balance Sheet (US $ millions) Bank SC Other (1) IHC Entities (2) SHUSA Assets Cash and cash equivalents 6,934$ 76$ (28) 4,848 11,830$ Investments 16,599 - 1 792 17,392 Loans 52,934 29,841 (488) 7,617 89,904 Less allowance for loan losses (616) (3,582) 476 (92) (3,814) Total loans, net 52,318 26,259 (12) 7,525 86,090 Goodwill 3,403 74 967 11 4,455 Other assets 5,603 12,363 641 857 19,464 Total assets 84,857$ 38,772$ 1,569$ 14,033$ 139,231$ Liabilities and Stockholders' Equity Deposits 61,724$ - (4,071) 10,051 67,704$ Borrowings and other debt obligations 8,404 31,800 4,126 274 44,604 Other liabilities 1,119 1,854 65 1,422 4,460 Total liabilities 71,247 33,654 120 11,747 116,768 Stock olders' equity including noncontrolling interest 13,610 5,118 1,449 2,286 22,463 Total liabilities and stockholders' equity 84,857$ 38,772$ 1,569$ 14,033$ 139,231$ September 30, 2016 (1) Includes holding company, eliminations, IHC eliminations and purchase accounting marks related to SC consolidation (2)The IHC entities are presented within "other" in the company's financial statement segment presentation due to immateriality

26 Consolidating Income Statement (US $ Millions) Bank SC Other (1) IHC Entities (3) Interest income 541$ 1,302$ 40$ 88 1,971$ Interest expense (108) (207) (27) (8) (350) Net interest income 433 1,095 13 80 1,621 Fees & other income/(expense) 248 389 (27) 118 728 Other non interest income - - - - - Net revenue 681 1,484 (14) 198 2,349 G & A expense (539) (566) (39) (137) (1,281) Other expenses (28) (4) (9) (5) (46) Provision for credit losses 12 (610) (74) (16) (688) Income/(loss) before taxes 126 304 (136) 40 334 Income tax (expense)/benefit (31) (90) 30 (17) (108) Net income/(loss) 2 95$ 214$ (106)$ 23$ 226$ For the three-month period ended September 30, 2016 SHUSA (1)Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. (2) SHUSA net income includes non-controlling interest. (3)The IHC entities are presented within "other" in the company's financial statement segment presentation due to immateriality

27 2 2 Quarterly Trended Statement of Operations1 1Periods prior to 3Q16 have not been re-casted for the IHC consolidation 2Represents net income/(loss) including noncontrolling interest (US $ Millions) 3Q15 1 4Q151 1Q161 2Q161 3Q16 Interest income 1,933$ 1,933$ 1,970$ 1,942$ 1,971$ Interest expense (300) (328) (354) (356) (350) Net interest income 1,633 1,605 1,616 1,586 1,621 Fees & other income 719 518 575 585 728 Equity investment income/(expense) 2 (3) (4) (1) - Other non interest income/(loss) (2) - 26 31 - Net revenue 2,352 2,120 2,213 2,201 2,349 G&A expense (1,058) (1,227) (1,109) (1,144) (1,281) Other expenses (30) (4,540) (72) (72) (46) Provision for credit losses (937) (1,057) (882) (597) (688) Income/(loss) before taxes 327 (4,704) 150 388 334 Income tax (expense)/benefit (201) 1,039 (65) (135) (108) Net income/(loss)(1) 126$ (3,665)$ 85$ 253$ 226$ 3Q151 4Q151 1Q161 2Q161 3Q16 Net interest margin 6.33% 6.12% 6.16% 6.06% 5.87%

28 (US $ millions) Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Deposits and investments 23,417$ 1.39% (1,202)$ -0.26% 24,619$ 1.65% Loans 90,200 8.33% 494 -0.15% 89,706 8.48% Allowance for loan losses (3,784) --- (764) --- (3,020) --- Intercompany Investment 15 6.14% - --- 15 6.02% Earning assets 109,848 7.14% (1,472) -0.06% 111,320 7.20% Other assets 29,935 --- (2,760) --- 32,695 --- TOTAL ASSETS 139,783$ 5.61% (4,232)$ 0.04% 144,015$ 5.57% Interest-bearing demand deposits 10,978 0.23% (2,066) -0.24% 13,044 0.47% Noninterest-bearing demand deposits 15,107 --- 2,236 --- 12,871 --- Savings 6,002 0.22% (430) 0.04% 6,432 0.18% Money market 25,199 0.50% 1,681 -0.05% 23,518 0.55% Certificates of deposit 9,515 0.97% 97 0.06% 9,418 0.91% Borrowed funds 45,948 2.47% (2,544) 0.55% 48,492 1.92% Other liabilities 4,615 --- (23) --- 4,638 --- Equity 22,419 --- (3,183) --- 25,602 --- TOTAL LIABILITIES & SE 139,783$ 1.00% (4,232)$ 0.15% 144,015$ 0.85% NET INTEREST MARGIN 5.87% -0.23% 6.10% 3Q16 Change 3Q15 2 2 Average Balance Sheet Quarterly Averages

29 2 2 2016 CCAR Results Capital 4Q15 Starting Ratio SHUSA1 Federal Reserve2 Regulatory Minimum Severely Adverse Scenario Stressed Capital Ratios Minimum CET1 ratio (%) 12.0% 10.6% 11.8% 4.5% Tier 1 RBC ratio (%) 13.5% 11.8% 12.7% 6.0% Total RBC ratio (%) 15.3% 13.3% 14.3% 8.0% Tier 1 leverage ratio (%) 11.6% 9.2% 10.0% 4.0% 1Results calculated by SHUSA. SHUSA published its DFAST results via Form 8-K on 6/27/16 2DFAST Results calculated by the Federal Reserve and published on 6/24/16  SHUSA’s projected capital ratios, as calculated by both the Federal Reserve and SHUSA, remain very strong and well above regulatory requirements  The Federal Reserve, while noting progress has been made by SHUSA since the 2015 CCAR exercise, objected to SHUSA’s 2016 CCAR capital plan on qualitative criteria DFAST = Dodd Frank Act Stress Testing CCAR = Comprehensive Capital Analysis and Review

30 2 2 2016 DFAST/CCAR Results – Projected Loan Losses Loan Category SHUSA1 Federal Reserve2 Total Losses – Severely Adverse 12.4% 8.2% First Lien Mortgage 5.7% 3.8% Junior Liens & HELOCs 3.4% 3.8% Commercial and Industrial 2.9% 3.9% Commercial Real Estate 2.3% 5.2% Credit Cards 19.9% 15.6% Other Consumer 34.0% 16.5% Other Loans 1.1% 4.2% SHUSA’s projected loss rates for the DFAST/CCAR exercise were more conservative than the Federal Reserve’s calculations 1Results calculated by SHUSA. SHUSA published its DFAST results via Form 8-K on 6/27/16 2Results calculated by the Federal Reserve and published on 6/24/16 DFAST = Dodd Frank Act Stress Testing CCAR = Comprehensive Capital Analysis and Review

31 2 2 SBNA: Quarterly Profitability US $ Millions 1See non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income NIM improvement due to balance sheet management actions and deposit rate reductions *3Q15 - excludes $96MM tax provision Net Interest Income ($MM) Pre-Tax Pre-Provision Income1 ($MM) Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM) 117 81 100 104 114 0 20 40 60 80 100 120 140 3Q15 4Q15 1Q16 2Q16 3Q16 419 424 434 438 433 2.22% 2.19% 2.22% 2.24% 2.33% 0 100 200 300 400 500 3Q15 4Q15 1Q16 2Q16 3Q16 NII Net Interest Margin 136 11 (20) 104 126 -25 0 25 50 75 100 125 150 3Q15 4Q15 1Q16 2Q16 3Q16 109* 12 (17) 93 91 13 -20 5 30 55 80 105 3Q15 4Q15 1Q16 2Q16 3Q16

32 2 2 SBNA: Quarterly Trended Statement of Operations (US$ in Millions) 3Q15 4Q15 1Q16 2Q16 3Q16 Interest income 554$ 564$ 576$ 565$ 541$ Interest expense (135) (140) (142) (127) (108) Net interest income 419 424 434 438 433 Fees & other income 261 276 227 240 248 Other non-interest (loss)/income (1) - 26 31 - Net revenue 679 700 687 709 681 General & administrative expenses (544) (603) (537) (540) (539) Other expenses (18) (16) (50) (65) (28) Release of/(Provision for) credit losses 19 (70) (120) - 12 Income/(loss) before taxes 136 11 (20) 104 126 Income tax (expense)/benefit (123) 1 3 (11) (35) Net income/(loss) 13$ 12$ (17)$ 93$ 91$ 3Q15 4Q15 1Q16 2Q16 3Q16 Net interest margin 2.22% 2.19% 2.22% 2.24% 2.33%

33 2 2 SBNA: Quarterly Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 22,018$ 1.32% 25,301$ 1.51% (3,283)$ -0.19% 24,058$ 1.68% Loans 53,530 3.51% 54,560 3.49% (1,030) 0.02% 52,859 3.46% Allowance for loan losses (633) --- (645) --- 12 --- (615) --- Other assets 10,597 --- 10,873 --- (276) --- 11,287 --- TOTAL ASSETS 85,512$ 2.54% 90,089$ 2.54% (4,577)$ 0.00% 87,589$ 2.55% Interest-bearing demand deposits 9,780 0.24% 10,972 0.52% (1,192) -0.28% 11,523 0.49% Noninterest-bearing demand deposits 11,439 --- 11,481 --- (42) --- 11,408 --- Savings 4,099 0.12% 4,137 0.08% (38) 0.04% 3,969 0.12% Money market 26,977 0.48% 26,493 0.49% 484 -0.01% 24,147 0.55% Certificates of deposit 8,357 0.91% 8,777 0.93% (420) -0.02% 7,905 0.87% Borrowed funds 9,438 2.06% 12,757 1.85% (3,319) 0.21% 13,520 2.05% Other liabilities 1,791 --- 1,933 --- (142) --- 1,643 --- Equity 13,631 --- 13,539 --- 92 --- 13,474 --- TOTAL LIABILITIES & SE 85,512$ 0.50% 90,089$ 0.56% (4,577)$ -0.06% 87,589$ 0.62% NET INTEREST MARGIN 2.33% 2.24% 0.09% 2.22% 3Q16 3Q152Q16 Change

34 2 2 SBNA: Funding – Deposits* 1Represents average quarterly balances *SBNA total deposits less the SHUSA cash deposit held at SBNA Average Non Maturity Deposit Balances 1 ($Mn) $47,168 $47,604 $47,624 $48,282 $48,757 0.40% 0.40% 0.41% 0.39% 0.31% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 3Q15 4Q15 1Q16 2Q16 3Q16 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $55,073 $55,756 $56,638 $57,059 $57,114 0.48% 0.46% 0.48% 0.47% 0.39% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 3Q15 4Q15 1Q16 2Q16 3Q16 Total Deposits Avg. Interest Cost

35

SBNA: Asset Quality


Commercial Banking¹
$5.4 $5.4 $5.5 $5.5 $5.7 $6.0 $6.2 $6.5 $6.5
1.3% 1.4% 1.6% 1.4% 1.1% 1.1% 1.5% 1.6% 1.4%
0.4% 0.3% 0.5% 0.4% 0.4% 0.5% 0.2% 0.1% 0.4%
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16


Global Corporate Banking²
$8.2 $8.3 $9.5 $10.1 $9.7 $10.0 $10.1 $9.4 $8.4
0.0% 0.0% 0.0% 0.0% 0.1% 0.2% 0.6% 0.7% 0.8%
0.0% 0.0% 0.0% 0.0% 0.0% 0.3% 0.3% 0.3% 0.3%
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16


Other Commercial³
$5.5 $6.4 $6.8 $6.7 $6.8 $7.1 $7.4 $7.6 $7.6
0.7% 0.3% 0.3% 0.3% 0.3% 0.4% 1.9% 1.6% 1.2%
0.4% 0.4% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2%
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16


Other Consumer⁴
$1.9 $1.9 $1.8 $1.7 $1.7 $1.7 $1.6 $1.6 $1.6
2.7% 2.6% 2.6% 2.5% 2.6% 2.7% 2.5% 2.6% 2.7%
2.1% 2.2% 2.2% 2.0% 2.0% 1.8% 1.7% 1.7% 1.8%
3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

Outstandings | NPL* to Total Loans | Net Charge-Offs**

*NPL = Nonaccruing loans *plus* accruing loans 90+ DPD
**NCO = Rolling 12-month average for that quarter and the prior 3 quarters

US $ Billions

[1]Commercial Banking = Non-CRE total for Business Banking, Middle Market, Equipment Finance & Leasing and Commercial Banking NCE
[2]Global Corporate Banking = Non-CRE total for MRG and Large Corporate
[3]Other Commercial = Non –CRE total for all other Commercial Business segments
[4]Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off

Santander

36 2 2 Santander Real Estate Capital Commercial Real Estate1 Home Equity Mortgages Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Asset Quality *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement community and non-owner occupied real estate secured commercial loans (SREC segment included in separate graph) US $ Billions $7.5 $7.0 $7.0 $6.8 $6.7 $6.5 $6.4 $6.6 $6.7 3.3% 3.3% 3.0% 2.9% 2.8% 2.7% 2.6% 2.4% 2.2% 1.2% 1.2% 1.3% 1.3% 0.3% 0.2% 0.2% 0.2% 0.1% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 $6.0 $6.0 $6.0 $6.0 $6.0 $6.0 $5.9 $5.9 $5.9 1.9% 1.9% 1.9% 1.8% 1.7% 1.8% 1.8% 1.7% 1.7% 0.4% 0.4% 0.3% 0.3% 0.3% 0.3% 0.3% 0.2% 0.2% 3Q 4 4Q14 Q15 2Q15 3Q 5 4Q15 Q16 2Q16 3Q16 $5.4 $5.6 $5.8 $5.9 $5.8 $6.0 $6.6 $6.6 $6.5 3.2% 2.2% 1.9% 1.3% 1.3% 1.3% 1.7% 1.6% 1.2% 0.7% 0.5% 0.2% 0.4% 0.1% 0.2% 0.2% 0.0% -0.1% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 $10.3 $10.0 $9.7 $9.7 $10.7 $10.5 $10.3 $10.1 $9.8 0.2% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 3Q 4 4Q14 1Q15 2Q15 3Q 5 4Q15 1Q16 2Q16 3Q16

37 2 2 SBNA: Capital Ratios 1Fully phased-in under the standardized approach - see SHUSA 3016 Form 10-Q 13.9% 13.8% 13.9% 14.9% 15.7% 3Q15 4Q15 1Q16 2Q16 3Q16 13.9% 13.8% 13.9% 14.9% 15.7% 3Q15 4Q15 1Q16 2Q16 3Q16 11.7% 11.5% 11.3% 11.4% 12.3% 3Q15 4Q15 1Q16 2Q16 3Q16 15.1% 15.1% 15.4% 16.2% 17.0% 3Q15 4Q15 1Q16 2Q16 3Q16 CET1 Tier 1 Leverage Ratio Tier 1 RBC Ratio Total RBC Ratio  Beginning in 1Q15, capital ratios have been calculated under the U.S. Basel III framework on a transition basis  Under fully phased-in US Basel III rule1, CET1 ratio as of 3Q16 was 15.3%

38 2 2 SC: Serviced For Others (“SFO”) Platform $14,788 $15,047 $14,235 $13,034 $12,157 3Q15 4Q15 1Q16 2Q16 3Q16 $ in Millions Flow Programs 1,348 1,081 860 659 794 CCART 788 Residual Sales 1,710  Recent decrease in total balance related to lower prime originations  Growth in SFO remains dependent upon Chrysler Capital Penetration  Finalizing a strategic agreement with Santander1  Beneficial to SFO platform Composition at 9/30/2016 RIC 75 % Leases 19 % RV/Marine 7 % Total 100 % SFO Balances  Flow programs continue to drive asset sales *Sales with retained servicing during period 1SC is finalizing a strategic agreement with Banco Santander to originate and flow prime and near-prime retail loan assets

39 2 2 SC: Credit Trends RICs1,2 1RIC = Retail installment contract 2Held for investment; excludes assets held for sale 3.9% 12. 2% 23. 8% 30. 4% 17. 1% 12. 6% 4.0% 12. 2% 23. 4% 30. 9% 17. 3% 12. 2% 4.2% 12 .6% 23. 2% 31. 0% 17. 1% 11. 9% 2.6% 1 2.6% 22. 9% 31. 2% 17. 4% 13. 3% 3.3% 12 .4% 22. 2% 31. 1% 17. 2% 13. 8% Commercial Unknown <540 540-599 600-639 >=640 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016

40 2 2 Non-GAAP to GAAP Reconciliations1 $ Million 3Q15 4Q15 1Q16 2Q16 3Q16 SHUSA Pre-Tax Pre-Provision Income/(Loss) Pre-tax income/(loss), as reported 327$ (4,704)$ 150$ 388$ 334$ Add back: Provision for credit losses 937 1,057 882 597 688 Pre-Tax Pre-Provision Income/(Loss) 1,264$ (3,647)$ 1,032$ 985$ 1,022$ 1Periods prior to 3Q16 have not been re-casted for the IHC consolidation

41 2 2 1 1Periods prior to 3Q16 have not been re-casted for the IHC consolidation 2Basel III ratios on a transition basis under the standardized approach starting in 2Q15 Non-GAAP to GAAP Reconciliations1,2 $ Millions 3Q15 4Q15 1Q16 2Q16 3Q16 CET1 Tier 1 Common 13,199$ 12,973$ 12,644$ 12,750$ 15,153$ Risk-Weighted Assets 109,173 108,455 106,446 106,446 107,310 Ratio 12.1% 12.0% 11.9% 12.4% 14.1% Tier 1 Leverage Tier 1 Capital 14,678$ 14,657$ 14,281$ 14,401$ 16,866$ 123,129 126,636 123,964 124,498 135,155$ Ratio 11.9% 11.6% 11.5% 11.6% 12.5% Tier 1 Risk-Based Tier 1 Capital 14,678$ 14,657$ 14,281$ 14,401$ 16,866$ Risk-Weighted Assets 109,173 108,455 106,446 102,967 107,310$ Ratio 13.4% 13.5% 13.4% 14.0% 15.7% Total Risk-Based Risk-Based Capital 16,711$ 16,637$ 16,288$ 16,270$ 18,834$ Risk-Weighted Assets 109,173 108,455 106,446 102,967 107,310$ Ratio 15.3% 15.4% 15.3% 15.8% 17.6% Average total assets for leverage capital

42 2 2 1 SBNA: Non-GAAP to GAAP Reconciliations1 $ Millions 3Q15 4Q15 1Q16 2Q16 3Q16 CET1 Tier 1 Common Capital 9,828$ 9,858$ 9,813$ 9,876$ 10,025$ Risk Weighted Assets 70,894 71,395 70,512 66,357 64,015 Ratio 13.9% 13.8% 13.9% 14.9% 15.7% Tier 1 Leverage Tier 1 Capital 9,828$ 9,858$ 9,813$ 9,876$ 10,025$ 84,040 86,028 87,066 86,358 81,815 Ratio 11.7% 11.5% 11.3% 11.4% 12.3% Tier 1 Risk Based Tier 1 Capital 9,828$ 9,858$ 9,813$ 9,876$ 10,025$ Risk Weighted Assets 70,894 71,395 70,512 66,357 64,015 Ratio 13.9% 13.8% 13.9% 14.9% 15.7% Total Risk Based Risk Based Capital 10,734$ 10,776$ 10,827$ 10,771$ 10,874$ Risk Weighted Assets 70,894 71,395 70,512 66,357 64,015 Ratio 15.1% 15.1% 15.4% 16.2% 17.0% Average total assets for leverage capital purposes 1Basel III ratios on a transition basis under the standardized approach starting in 2Q15

43 SBNA: Non-GAAP to GAAP Reconciliations $ Millions 3Q15 4Q15 1Q16 2Q16 3Q16 Santander Bank Texas Ratio Total Equity 13,416$ 13,326$ 13,456$ 13,576$ 13,610$ Less: Goodwill and Other Intangibles (excluding MSRs) (3,717) (3,732) (3,723) (3,716) (3,681) Preferred Stock - - - - - Add: Allowance for loan losses 570 572 643 640 616 Total Equity and Loss Allowances for Texas Ratio 10,269$ 10,166$ 10,376$ 10,500$ 10,545$ Nonperforming Assets 536$ 550$ 747$ 748$ 648$ 90+ DPD accruing 3 2 2 2 3 Accruing TDRs 268 323 364 364 356 Total Nonperforming Assets 807$ 875$ 1,113$ 1,114$ 1,007$ Texas Ratio 7.9% 8.6% 10.7% 10.6% 9.5%

44 2 2 SBNA: Non-GAAP to GAAP Reconciliations $ Millions 3Q15 4Q15 1Q16 2Q16 3Q16 Santander Bank Pre-Tax Pre-Provision Income Pre-tax income, as reported 136$ 11$ (20)$ 104$ 126$ Add back: Provision for credit losses (19) 70 120 - (12) Pre-Tax Pre-Provision Income 117$ 81$ 100$ 104$ 114$